Exhibit 99.5
POST WOODS TOWNHOMES II
LIMITED PARTNERSHIP
FINANCIAL REPORT
AND SUPPLEMENTARY INFORMATION
DECEMBER 31, 2006 AND 2005

POST WOODS TOWNHOMES II LIMITED PARTNERSHIP
TABLE OF CONTENTS
DECEMBER 31, 2006 AND 2005

Page

Independent Auditor’s Report	1

FINANCIAL STATEMENTS

Balance Sheets	2

Statements of Operations	3

Statements of Changes in Partners’ Equity	4

Statements of Cash Flows	5

Notes to Financial Statements	6-13

Independent Auditor’s Report on Supplementary Information	15

SUPPLEMENTARY INFORMATION

Detailed Balance Sheet Schedules	16

Detailed Statement of Operations Schedules	17-19

CERTIFIED PUBLIC ACCOUNTANTS
INDEPENDENT AUDITOR’S REPORT
To the Partners of Post Woods Townhomes II Limited Partnership
c/o Joint Development & Housing Corporation
We have audited the accompanying balance sheets of Post Woods Townhomes II Limited Partnership as of December 31, 2006 and 2005, and the related statements of operations, changes in partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Post Woods Townhomes II Limited Partnership as of December 31, 2006 and 2005, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.
Certified Public Accountants
Cincinnati,Ohio
January 29, 2007
Donald R. Harting
Terrence P. Egan
James R. Hochwalt
Charles C. Craft
Randall S. Kuvin
Randolph N. Kramer
David P. Dirksen
Bruce G. Kreinbrink
Kelley G. O’Neil
Julie M. Kline
Dustin C. Fry
Terry L. Yoho
Linda B. Hadley
Alexander P. Kurian
Angela L. Gatto
Erin J. Kliesch
Kevin R. Hagstrom
Michael W. Smith
Jeffrey M. Woeste
Robert L. Hesch
RETIRED
David E. Flagel
Gerald P. Flagel
Arthur J. Huber
Louis G. Roman

DAYTON	CINCINNATI
3400 South Dixie Drive / Dayton, Ohio 45439-2304	9135 Governors Way / Cincinnati, Ohio 45249-2037
phone: (937) 299-3400 / fax: (937)293-5481 / www.fhf-cpa.com	phone: (513) 774-0300 / fax: (513) 774-7250 / www.fhf-cpa.com

POST WOODS TOWNHOMES II LIMITED PARTNERSHIP
BALANCE SHEETS

	DECEMBER 31,
	2006	2005
ASSETS

CURRENT ASSETS
Cash and cash equivalents	$37,708	$51,210
Receivables, net of allowance for doubtful accounts, of $1,103 and $1,812 in 2006 and 2005, respectively	8,862	7,163
Reserve for replacement	5,117	5,660
Real estate taxes and insurance escrow	66,067	58,293

TOTAL CURRENT ASSETS	117,754	122,326

FIXED ASSETS, at net book value	3,129,465	3,332,795

OTHER ASSETS, net of accumulated amortization	23,811	26,916

TOTAL ASSETS	$3,271,030	$3,482,037

LIABILITIES AND PARTNERS’ EQUITY

CURRENT LIABILITIES
Trade payables	$3,597	$4,404
Accrued expenses	120,304	119,587
Security deposits	36,843	29,148
Deferred revenue	3,821	3,989
Current portion of mortgage payable	92,787	84,514
Project expense loans	220,779	142,841

TOTAL CURRENT LIABILITIES	478,131	384,483

LONG-TERM DEBT
Mortgage payable	2,077,253	2,170,040

TOTAL LIABILITIES	2,555,384	2,554,523

PARTNERS’ EQUITY
Investor Limited Partner	251,321	461,071
Special Limited Partner	10	10
General Partner	464,315	466,433

	715,646	927,514

TOTAL LIABILITIES AND PARTNERS’ EQUITY	$3,271,030	$3,482,037

The accompanying notes are an integral part of these statements.

POST WOODS TOWNHOMES II LIMITED PARNERSHIP
STATEMENTS OF OPERATIONS

	FOR THE YEARS ENDED
	DECEMBER 31,
	2006	2005

INCOME FROM RENTS AND MISCELLANEOUS	$601,505	$639,979

RENTAL EXPENSES
Administrative expense	109,902	95,159
Utilities	22,530	14,049
Operating and maintenance expense	119,238	117,758
Real estate taxes	97,408	96,347
Miscellaneous taxes, licenses and permits	504	246
Insurance	22,540	16,390

	372,122	339,949

NET RENTAL INCOME	229,383	300,030

OTHER DEDUCTIONS
Mortgage interest expense	207,134	214,728

INCOME — before depreciation and amortization	22,249	85,302

DEPRECIATION	231,012	220,899
AMORTIZATION	3,105	3,106

	234,117	224,005

NET LOSS	$(211,868)	$(138,703)

The accompanying notes are an integral part of these statements.

POST WOODS TOWNHOMES II LIMITED PARTNERSHIP
STATEMENTS OF CHANGES IN PARTNERS’ EQUITY
FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

		INVESTOR	SPECIAL
	GENERAL	LIMITED	LIMITED
	PARTNER	PARTNER	PARTNER	TOTAL

Balance — January 1, 2005	$467,820	$603,688	$10	$1,071,518

Distribution	0	(5,301)	0	(5,301)

Net loss — 2005	(1.387)	(137,316)	0	(138,703)

Balance — December 31, 2005	466,433	461,071	10	927,514

Net loss - 2006	(2,118)	(209,750)	0	(211,868)

Balance — December 31, 2006	$464,315	$251,321	$10	$715,646

The accompanying notes are an integral part of these statements.

POST WOODS TOWNHOMES II LIMITED PARTNERSHIP
STATEMENTS OF CASH FLOWS

	FOR THE YEARS ENDED
	DECEMBER 31,
	2006	2005
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(211,868)	$(138,703)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation	231,012	220,899
Amortization	3,105	3,106
Changes in assets and liabilities:
Receivables	(1,699)	(2,848)
Reserve for replacement	543	(1,049)
Real estate taxes and insurance escrow	(7,774)	(2,022)
Trade payables	(807)	720
Accrued expenses	717	23,031
Security deposits	7,695	(1,470)
Deferred revenue	(168)	866

NET CASH PROVIDED BY OPERATING ACTIVITIES	20,756	102,530

CASH FLOWS USED IN INVESTING ACTIVITIES:
Purchase of improvements, equipment and furnishings	(27,682)	(24,959)

CASH FLOWS FROM FINANCING ACTIVITIES:
Principal payments on mortgage	(84,514)	(76,979)
Distributions	0	(5,301)
Project expense loans	77,938	(1,291).

NET CASH USED IN FINANCING ACTIVITIES	(6,576)	(83,571)

NET CHANGE IN CASH AND CASH EQUIVALENTS	(13,502)	(6,000)

CASH AND CASH EQUIVALENTS — beginning of year	51,210	57,210

CASH AND CASH EQUIVALENTS — end of year	$37,708	$51,210

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

Cash paid during the year for:
Interest	$207,795	$215,329

The accompanying notes are an integral part of these statements.

POST WOODS TOWNHOMES II LIMITED PARTNERSHIP
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006 AND 2005

1.	ORGANIZATION
The Partnership was formed on November 21, 1991, to acquire land in Franklin County, Ohio to construct an 88-unit apartment project qualifying for low income housing tax credits provided under Section 42(a) of the Internal Revenue Code, and to lease, manage and operate the project. The Partnership was organized as a limited partnership by Joint Development & Housing Corporation (JDH) and Ashford Investment Corporation (Ashford) as general partners and JDH as the limited partner.

On March 6, 1992, the Partnership Agreement was amended to reflect the withdrawal of Ashford as a general partner and to substitute Towne Building Group, Inc. (TBG) for JDH as the Original Limited Partner.

On January 1, 1994, the Partnership Agreement was amended and restated to admit Boston Financial Institutional Tax Credits IV, A Limited Partnership (BFITC) as the Investor Limited Partner and SLP, Inc. (SLP) as a Special Limited Partner; to-reflect the withdrawal of TBG, the Original Limited Partner and to set out more fully the rights, obligations and duties of the Partners.

Rental operations commenced on September 22, 1993.
Allocation of Income or Loss and Tax Credits

The Partnership Agreement provides that income or loss and tax credits are to be allocated as follows:

General Partner (GP)	1%
Investor Limited Partner (ILP)	99%
Special Limited Partner (SLP)	0%
Allocation of Cash Flows

After the earlier to occur of the Development Obligation Date (December 31, 1997) or the first anniversary of the Completion Date (December 3, 1994), cash flows (as defined in the Partnership Agreement) are to be distributed, within 90 days of year-end, in the following priority:
First:	100% to ILP until ILP has received $7,500 per year, cumulative but not compounded;

POST WOODS TOWNHOMES II LIMITED PARTNERSHIP
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006 AND 2005

1.	ORGANIZATION (continued)
Allocation of Cash Flows (continued)
Second:	to repay any accrued but unpaid management fees and any other amounts due the Management Agent, whenever incurred, by any and all of the Integrated Partnerships (as defined in the Amendment to Limited Partnership Agreements dated March 4, 1998) and any Project Expense Loans (as defined in the Partnership Agreement) of any Integrated Partnership, then outstanding and incurred on or after January 1, 1997; and

Third:	to ILP and GP in equal shares.
For the years ended December 31, 2006 and 2005, distributions from Cash Flows were $0 and $5,301, respectively.

Distributions of Other Than Cash Flow

Prior to dissolution, if the General Partner shall determine that there are proceeds available for distribution from a Capital Transaction (as defined in the Partnership Agreement), such proceeds shall be applied and distributed in accordance with the provisions of the Partnership Agreement, as amended.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Basis of Accounting The financial statements are prepared on the accrual basis of accounting.

Depreciation Methods

Depreciation for financial reporting is computed using the straight-line method over the estimated useful lives of the assets, and for income tax purposes is computed primarily using accelerated methods over the statutory lives of the assets. The Partnership follows the practice of charging expenditures for additions or major replacements to the asset accounts. When an asset is retired or otherwise disposed of, its cost and the related accumulated depreciation are eliminated from their respective accounts and any gain or loss is reflected in the statement of operations.

Cash and Cash Equivalents The Partnership considers financial instruments with maturities of three months or less to be cash equivalents.

Fair Value of Financial Instrument The carrying amount of the mortgage payable approximates fair value as a result of the current mortgage rates available to the Partnership at December 31, 2006.

POST WOODS TOWNHOMES II LIMITED PARTNERSHIP
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006 AND 2005

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)
Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Accounts Receivable

Tenant rent charges for the current month are due on the first of the month. Rental payments received in advance are deferred until earned. Tenants who are evicted or move out are charged with any damages or cleaning fees in excess of the security deposit. The Partnership accounts for all past due rents as stipulated in the lease agreement, and recognizes other tenant charges on the date assessed at the actual amount due. The Partnership does not accrue interest on tenant receivable balances. Tenant receivable balances in excess of 90 days in arrears are transferred to a collection agency and written off to bad debt expense at that time. The allowance method is used to estimate bad debt expense based on collection experience. Bad debt expense for 2006 and 2005 was $7,290 and $2,359, respectively.

Advertising Costs

Advertising costs are charged to operations when incurred. Advertising expense for 2006 and 2005 was $10,462 and $7,910, respectively.

Concentration of Credit Risk

The Partnership maintains its cash balances in various Cincinnati, Ohio financial institutions which, at times, may exceed federally insured limits. The Partnership has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on cash.

3.	RECEIVABLES
The following is a summary of receivables at December 31, 2006 and 2005:

	2006	2005
Rent receivable	$9,429	$8,964
Other receivables	536	11
Less: allowance for doubtful accounts	(1,103)	(1,812)

	$8,862	$7,163

POST WOODS TOWNHOMES II LIMITED PARTNERSHIP
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006 AND 2005

4.	FIXED ASSETS

			Depreciable
	2006	2005	Life in Years
COST
Qualifying for tax credits:
Buildings	$4,311,105	$4,311,105	27
Site improvements	926,618	926,618	20
Equipment and furnishings	46,729	46,729	12
Not qualifying for tax credits;
Land	420,000	420,000	—
Land improvements — additions	19,180	19,180	20
Equipment — additions	174,129	172,033	12

	5,897,761	5,895,665
Less: accumulated depreciation	(2,768,296)	(2,562,870)

NET BOOK VALUE	$3,129,465	$3,332,795

5.	OTHER ASSETS
The following is a summary of amortizable costs and the related accumulated amortization:

	2006	2005	Amortization Period
COST
Loan costs	$62,115	$62,115	20 years
Less: accumulated amortization	(38,304)	(35,199)

	$23,811	$26,916

POST WOODS TOWNHOMES II LIMITED PARTNERSHIP
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006 AND 2005

6.	MORTGAGE PAYABLE
On August 26, 1994, the Partnership obtained a 20-year permanent mortgage with Indianapolis Life Insurance Company (ILIC) in the amount of $2,816,000. The permanent loan carries an interest rate of 9.38% and may be adjusted at the sole and absolute discretion of ILIC on the first day of the 16th year to a rate comparable to what is being offered by ILIC to borrowers for comparable loans. Principal and interest payments are due monthly (based on a 25-year amortization period) in the amount of $24,359, unless adjusted in connection with an adjustment of the interest rate, with a balloon payment of approximately $1,193,000 payable in full on July 1, 2014. During the 4th through 15th loan year, the loan may be prepaid in full but not in part, with a prepayment premium equal to the greater of one percent (1%) of the principal balance of the note then being paid or the yield maintenance amount as defined in the promissory note. For the 16th through the 20th loan years, the prepayment premium is five percent (5%), reduced by one percent (1%) each year with no prepayment penalty if the principal balance is paid in full within 120 days of final maturity (July 1, 2014). If ILIC elects to increase the interest rate on the Adjustment Date, the borrower may prepay the note in full but not in part, without prepayment premium during the 120-day period commencing on the date that ILIC notifies borrower of their election to adjust the interest rate. This note is collateralized by the real property known as Post Woods Townhomes II, by a security interest in certain fixtures and personal property, and by an assignment of leases and rents to ILIC for all present and future leases of all or any portion of the realty encumbered by the mortgage. The Partners have no personal liability with respect to this indebtedness.

Following are maturities of mortgage payable for each of the next five (5) years, and in the aggregate:

2007	$92,787
2008	101,869
2009	111,841
2010	122,789
2011	134,808
Later years	1,605,946

$2,170,040

POST WOODS TOWNHOMES II LIMITED PARTNERSHIP
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006 AND 2005
7.	PROJECT EXPENSE LOANS
The Partnership has received Project Expense Loans from the General Partner (as defined in the Amendment to the Limited Partnership Agreement dated March 4, 1998). The loans totaled $220,779 and $142,841 as of December 31, 2006 and 2005, respectively. These loans are non-interest bearing and are repayable only as provided in the Partnership Agreement (See Note 1).
8.	RESERVE FOR REPLACEMENT
The General Partner is responsible for the establishment of a reserve account for capital replacements. The account is to be funded by monthly deposits, commencing on the Project Completion Date (December 3, 1993), equal to the greater of the amount required by the lender or $1,100. The monthly deposit required was $1,100 until permanent financing was obtained on August 26, 1994, at which time the lender required the Partnership to deposit four percent (4%) of the monthly gross apartment rental received, until the total reserve account equals or exceeds $50,000. Disbursements from the reserve account are permitted for expenditures approved upon written request of the lender.
9.	RELATED PARTY TRANSACTIONS
Effective June 1, 1993, the Partnership entered into a management agreement with Towne Properties Asset Management Company (TPAMC), an affiliate of JDH, in which TPAMC will act as the manager and leasing agent for the project and receive a monthly fee of four percent (4%) of monthly gross income. On January 1, 2001, TPAMC assigned this contractual agreement to a newly-formed subsidiary Limited Liability Company known as Towne Properties Asset Management Company Ltd., LLC (TPAMC Ltd.), which is owned 84.7% by TPAMC. Total management fees paid or accrued to TPAMC Ltd. in 2006 and 2005 totaled $23,711 and $25,419, respectively. The agreement was for an initial term of one year and is currently on a month-to-month basis. At December 31, 2006 and 2005, the Partnership owed TPAMC Ltd. $2,169 and $2,139 respectively, for unpaid management fees. TPAMC also provides office and maintenance supplies and personnel, administrative services, and marketing services, and is reimbursed for these expenses by the Partnership. At December 31, 2006 and 2005, the Partnership owed TPAMC $5,943 and $5,626, respectively, for these reimbursements.
During 2005, the Partnership inadvertently received a deposit from an affiliated community in the amount of $700. This amount is included in trade payables at December 31, 2005 and was repaid in early 2006.

POST WOODS TOWNHOMES II LIMITED PARTNERSHIP
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006 AND 2005
9.	RELATED PARTY TRANSACTIONS (Continued)
During 2006, an affiliated community inadvertently received a deposit for the Partnership in the amount of $525. This amount is included in other receivables at December 31, 2006 and was repaid in early 2007.
Effective January 1, 1994, the Partnership entered into an incentive management agreement with TPAMC, providing for an annual, non-cumulative incentive management fee equal to the lesser of five percent (5%) of gross revenues or the Priority Distribution (as defined in the Partnership Agreement) applicable to such year. In no event, however, shall the incentive management fee and the management fee payable under the Management Agreement exceed, in the aggregate, nine percent (9%) of the gross revenues of the Project in any fiscal year. The agreement continues in full force and effect until termination of the Partnership. No incentive management fee was payable for 2006 or 2005.
10.	INCOME TAXES
These statements contain no provision for federal income taxes. As a partnership any income or loss is reported on the tax returns of the respective partners.
The Partnership treats certain items of income and deductions differently for federal income tax purposes than for financial reporting purposes. Following is a reconciliation of financial statement income to federal taxable income:

	2006	2005
Net loss — financial statement	$(211,868)	$(138,703)
Additional depreciation for federal income tax purposes due to the use of accelerated depreciation methods	(4,669)	(12,466)
Allowance for doubtful accounts — deductible when written off	(709)	1,532
Revenue received in advance — taxable when received; recognized when earned for financial reporting:
Current year	3,821	3,989
Prior year	(3,989)	(3,123)

Net loss — federal income tax	$(217,414)	$(148,771)

POST WOODS TOWNHOMES II LIMITED PARTNERSHIP
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006 AND 2005
10.	INCOME TAXES (Continued)
The Partnership has qualified to receive low-income housing tax credits from the State of Ohio pursuant to Internal Revenue Code Section 42 totaling $4,375,670. These tax credits are available on an annual basis for a ten-year period commencing with 1993. The annual allocation of $437,567 is available to the Partners as a credit against their federal income taxes payable. As of December 31, 2006, all of the $4,375,670 tax credits have been utilized by the Partners. Certain technical requirements must be met and maintained by the Partnership to receive the full allocation of tax credits.
11.	RESIDENT LEASE AGREEMENTS
Generally, the apartment units are leased to residents for an initial one-year term. Thereafter, residents can extend the lease on a month-to- month basis.
12.	CONTINGENCY
The Partnership’s low-income housing tax credits are contingent on its ability to maintain compliance with applicable sections of Section 42(a) of the Internal Revenue Code. Failure to maintain compliance with occupant eligibility, and/or gross rent, or to correct noncompliance within a specified time period could result in recapture of previously taken tax credits plus interest. In addition, such potential noncompliance may require an adjustment to the contributed capital by the Investor Limited Partner.

SUPPLEMENTARY INFORMATION

CERTIFIED PUBLIC ACCOUNTANTS
INDEPENDENT AUDITOR’S REPORT ON SUPPLEMENTARY INFORMATION
To the Partners of Post Woods Townhomes II Limited Partnership
c/o Joint Development & Housing Corporation
Our report on our audits of the basic financial statements of Post Woods Townhomes II Limited Partnership for 2006 and 2005 appears on page 1. Those audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The detailed balance sheet and statement of operations schedules are presented for purposes of additional analysis and are not a required part of the basic financial statements. Such information, except for that portion marked “unaudited,” on which we express no opinion, has been subjected to the auditing procedures applied in the audits of the basic financial statements, and, in our opinion, the information is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
Certified Public Accountants
Cincinnati, Ohio
January 29, 2007
Donald R. Harting
Terrence P. Egan
James R. Hochwalt
Charles C. Craft
Randall S. Kuvin
Randolph N. Kramer
David P. Dirksen
Bruce G. Kreinbrink
Kelley G. O’Neil
Julie M. Kline
Dustin C. Fry
Terry L. Yoho
Linda B. Hadley
Alexander P. Kurian
Angela L. Gatto
Erin J. Kliesch
Kevin R. Hagstrom
Michael W. Smith
Jeffrey M. Woeste
Robert L. Hesch
RETIRED
David E. Flagel
Gerald P. Flagel
Arthur J. Ruber
Louis G. Homan

DAYTON	CINCINNATI
3400 South Dixie Drive / Dayton, Ohio 45439-2304	9135 Governors Way / Cincinnati, Ohio 45249-2037
phone: (937) 299-3400 / fax: (937) 293-5481 / www.fhf-cpa.com	phone: (513) 774-0300 / fax: (513) 774-7250 / www.fhf-cpa.corn

POST WOODS TOWNHOMES II LIMITED PARTNERSHIP
DETAILED BALANCE SHEET SCHEDULES

	DECEMBER 31,
	2006	2005
ASSETS

CURRENT ASSETS
Petty cash	$100	$100
Cash in bank	765	21,962
Tenant accounts receivable, net of allowance for doubtful accounts of $1,103 and $1,812 in 2006 and 2005, respectively	8,326	7,152
Other receivables	536	11
Tenant security deposits	36,843	29,148

	46,570	58,373

RESTRICTED DEPOSITS AND FUNDED RESERVES
Replacement reserve deposits	5,117	5,660
Mortgage escrow deposits	66,067	58,293

	71,184	63,953

FIXED ASSETS
Land	420,000	420,000
Land improvements	945,798	945,798
Buildings	4,311,105	4,311,105
Building equipment	220,858	218,762
Accumulated depreciation	(2,768,296)	(2,562,870)

	3,129,465	3,332,795

OTHER ASSETS
Deferred financing costs, net of accumulated amortization	23,811	26,916

TOTAL ASSETS	$3,271,030	$3,482,037

LIABILITIES AND PARTNERS’ EQUITY

CURRENT LIABILITIES
Accounts payable	$3,597	$4,404
Accrued wages and payroll taxes	5,943	5,626
Accrued interest payable	16,953	17,614
Accrued real estate taxes payable	97,408	96,347
Current portion of mortgage note payable	92,787	84,514
Tenant security deposit liability	36,843	29,148
Rent deferred credits	3,821	3,989
Project expense loans	220,779	142,841

	478,131	384,483

LONG-TERM LIABILITIES
Mortgage note payable	2,077,253	2,170,040

PARTNERS’ EQUITY
Other partner’s equity	464,315	466,433
Limited partners’ equity	251,331	461,081

	715,646	927,514

TOTAL LIABILITIES AND PARTNERS’ EQUITY	$3,271,030	$3,482,037

POST WOODS TOWNHOMES II LIMITED PARTNERSHIP
DETAILED STATEMENT OF OPERATIONS SCHEDULES

	FOR THE YEARS ENDED
	DECEMBER 31,
	2006		2005
REVENUE
RENTAL INCOME
Apartments	$694,578	*	$700,158	*

VACANCIES
Apartments	100,732	*	68,474	*

RENTAL INCOME LESS VACANCIES	593,846		631,684

FINANCIAL REVENUE
Interest income — miscellaneous	1,177		661
Interest income — reserve for replacement	218		122

TOTAL FINANCIAL REVENUE	1,395		783

OTHER REVENUE
NSF and late charges	2,191		2,253
Damages and cleaning fees	3,443		4,771
Forfeited security deposits	300		0
Other revenue (miscellaneous)	330		488

TOTAL OTHER REVENUE	6,264		7,512

TOTAL REVENUE	$601,505		$639,979

*	- Unaudited

POST WOODS TOWNHOMES II LIMITED PARTNERSHIP
DETAILED STATEMENT OF OPERATIONS SCHEDULES (CONTINUED)

	FOR THE YEARS ENDED
	DECEMBER 31,
	2006	2005
EXPENSES
ADMINISTRATIVE
Advertising	$10,463	$7,910
Office salaries	19,887	16,485
Office supplies	1,136	1,090
Management fees	23,711	25,419
Manager or superintendent salaries	26,992	26,408
Legal expenses (project-related issues)	1,595	1,073
Auditing expense	9,370	6,600
Telephone and answering services	2,901	2,529
Bad debts	7,290	2,359
Miscellaneous administrative expenses	6,557	5,286

TOTAL ADMINISTRATIVE	109,902	95,159

UTILITIES
Gas	6,690	3,307
Electricity	7,388	7,035
Water and sewer, less reimbursements	8,452	3,707

TOTAL UTILITIES	22,530	14,049

OPERATING AND MAINTENANCE
Janitor cleaning supplies and payroll	530	407
Garbage and trash removal	7,023	7,955
Security payroll/contract	1,810	2,002
Grounds payroll	16,449	18,487
Grounds supplies	820	3,490
Repairs payroll	37,480	38,281
Repairs material	28,500	21,084
Snow removal	0	3,121
Turnover expense	20,532	17,791
Miscellaneous operating and maintenance	6,094	5,140

TOTAL OPERATING AND MAINTENANCE	119,238	117,758

POST WOODS TOWNHOMES II LIMITED PARTNERSHIP
DETAILED STATEMENT OF OPERATIONS SCHEDULES (CONTINUED)

	FOR THE YEARS ENDED
	DECEMBER 31,
	2006		2005
TAXES AND INSURANCE
Real estate taxes	$97,408		$96,347
Miscellaneous taxes, license and permits	504		246
Property and liability insurance (hazard)	22,540		16,390

TOTAL TAXES AND INSURANCE	120,452		112,983

FINANCIAL EXPENSES
Interest on mortgage note payable	207,134		214,728

DEPRECIATION AND AMORTIZATION
Depreciation	231,012		220,899
Amortization	3,105		3,106

TOTAL DEPRECIATION AND AMORTIZATION	234,117		224,005

TOTAL EXPENSES	813,373		778,682

NET LOSS	$(211,868)		$(138,703)

OTHER ITEMS

Amount of principal paid	$84,514		$76,979

Deposits made to replacement reserve	23,680		25,501

Disbursements made from replacement reserve	24,441		24,574

Occupancy percentage — end of year	98	%*	83	%*

* -	Unaudited